EXHIBIT 10.24.1

MCI WORLDCOM NETWORK SERVICES, INC.

AMENDMENT NO. 14

This Amendment No. 14 (the Amendment No. 14”) is made this 16 day of January 2003, by and between AmeriVision Communications, Inc. (“Customer”) and MCI WORLDCOM Network Services, Inc. (“MCI”), to those certain Program Enrollment Terms (the “PET”), to that certain Telecommunications Services Agreement more particularly described as ISA # AVI - 990301 (the ‘TSA”), made by and between Customer and MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) dated April 20. 1999, including all prior applicable amendments (collectively, the “Prior Amendments”). in the event of any conflict between the terms of the TSA, the PET, the Rate and Discount Schedule, the Service Schedule, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 14, the terms of this Amendment No. 14 shall control The ISA along with the PET, the Rate and Discount Schedule, the Service Schedule, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 14 shall collectively be referred to as the “Agreement”. Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to MCI WorldCom in the Agreement including any, amendments, attachments, schedules or exhibits thereto, will be deemed to refer to “MCI”. This Amendment No. 14 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       SPECIAL RATES:

(A)          Notwithstanding anything to the contrary contained in the Agreement, or the Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service, the Attachment for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services, the Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service (collectively, the “ABB Attachments”), commencing within ten (10) business days following the date this Amendment No. 14 has been fully executed by both parties and delivered to Customer. Customer’s rates for the applicable ACCESS BASED BILLING Services will be the respective rates per minute set forth below. All other rates will be as set forth in the Agreement or the ABB Attachments.

(i)  ACCESS BASED BILLING SWITCHLESS 1+ Service

SEE Exhibit 1 *

SEE Exhibit 2 *

(ii)  ACCESS BASED BILLING END USER DEDICATED 1+ Service

SEE Exhibit 3 *

CONFIDENTIAL

(iii) ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service

SEE Exhibit 4 *

(iv) ACCESS BASED BILLING CARRIER ORIGINATION Service

SEE Exhibit 5*

(v)           ACCESS BASED BILLING CARRIER TERMINATION Service

SEE Exhibit 6*

(B)           Notwithstanding anything to the contrary contained in the TSA, MCI reserves the right to modify the Special Rates described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than thirty (30) calendar days’ prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

2.                                       SPECIAL DISCOUNTS. Notwithstanding anything to the contrary contained in the Agreement or the Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service, the Attachment for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services, the Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service (collectively, the “ABB Attachments”). Commencing as of January 1, 2003, Customer’s discount percentage, with respect to INTERSTATE and INTERSTATE EXTENDED DOMESTIC Locations only, for ACCESS BASED BILLING CARRIER ORIGNIATION SERVICE ACCESS BASED SWITCHLESS END USER DEDICATED Services and ACCESS BASED BILLING CARRIER TERMINATION Service will determined under the Discount Schedule below based on Customer’s actual Monthly Revenue for each month and will not be subject to the applicable discount percentages set forth in the Agreement on the ABB Attachments. Commencing as of January 1, 2003, and continuing throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customers eligible Monthly Revues (as defined in the PET) reaches the next higher level (or falls to the next lower level). All  other discounts for all other services will be as set forth in the Agreement

MONTHLY REVENUE	DISCOUNT

*	*
*	*
*	*
*	*
*	*

3.                                       OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

IN WITNESS WHEREOF, the parties have  entered into this Amendment No. 14 on the date first written above.

AMERMIVISION	MCI WORLDCOM NETWORK
COMMUNICATIONS, INC.	SERVICES, INC.

By: /s/ Jeff Cato	By: /s/ Robert Brejcha
(Signature)	(Signature)

Jeff Cato	Robert Brejcha
(Print Name)	(Print Name)

Director of Operations/Business Development	Vice President
(Title)	(Title)

1-16-03	1-17-03
(Date)	(Date)

Exhibit No. 1

Switchless 1+ Service Interstate Rates*

Exhibit No.2

Switchless 1+ Intrastate Rates*

Exhibit No.3

End User Dedicated 1+ Interstate Rates*

Exhibit No.4

End User Dedicated Toll Free Interstate Rates*

Exhibit No.5

Carrier Origination Interstate Rates*

Exhibit No.6

Carrier Termination Interstate Rates*